Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 1,120	$ 1,503
Debt issue costs - Revolving Facility	4,702	5,101
Refundable deposit - 777 PMPA	10,163	9,413
Subscription Rights	0	3,114
Other	542	2,485
Total other long-term assets	$ 16,527	$ 21,616